Prospectus Supplement

John Hancock Funds II

Blue Chip Growth Fund (the fund)

Supplement dated October 5, 2021 to the current Prospectus (the Prospectus), as may be supplemented

At a special meeting of shareholders of the fund held on October 5, 2021, the fund’s shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified effective October 5, 2021.

Accordingly, the following is added as the last paragraph of the fund’s Principal Investment Strategies in the “Fund summary” section and immediately before the last paragraph of the fund’s Principal Investment Strategies in the “Additional information about the funds” section:

The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.

Additionally, the following paragraph supplements the fund’s Principal Risks in the “Fund summary” section.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

The following paragraph supplements the Principal Risks in the “Fund details” section.

Non-diversified risk

Overall risk can be reduced by investing in securities from a larger pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Funds II

Blue Chip Growth Fund (the fund)

Supplement dated October 5, 2021 to the current statement of additional information, as may be supplemented (the SAI)

At a special meeting of shareholders of the fund held on October 5, 2021, the fund’s shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified effective October 5, 2021.

Accordingly, the following paragraph in the “Organization of the Trust” section is amended and restated as follows:

The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the 1940 Act. Each of Asia Pacific Total Return Bond Fund, Blue Chip Growth Fund, Emerging Markets Debt Fund, Fundamental Global Franchise Fund, Opportunistic Fixed Income Fund, and Real Estate Securities Fund is a non-diversified series of the Trust and each other fund is a diversified series of the Trust, as those terms are used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The funds of funds may invest in affiliated and unaffiliated underlying funds. The following table sets forth the date the Trust was organized:

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.